SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2002

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2002-BC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2002-BC1

On November 25, 2002, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2002-BC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2002-BC1 relating to the distribution date of November 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2002


                             Payment Date: 11/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         407,627,838.26    2.160000%    16,779,973.49    758,187.78   17,538,161.27       0.00       0.00
                        AIO       435,127,838.26    4.523180%             0.00  1,640,134.68    1,640,134.68       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1          8,750,000.00    2.780000%             0.00     20,946.53       20,946.53       0.00       0.00
                        M2          6,250,000.00    3.280000%             0.00     17,652.78       17,652.78       0.00       0.00
                        B1          2,500,000.00    3.780000%             0.00      8,137.50        8,137.50       0.00       0.00
                        B2          6,000,000.00    6.830000%             0.00     35,288.33       35,288.33       0.00       0.00
                        B3          2,000,000.00    6.830000%             0.00     11,762.78       11,762.78       0.00       0.00
                        B4          2,000,000.00    6.830000%             0.00     11,762.78       11,762.78       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        435,127,838.26     -           16,779,973.49  2,503,873.16   19,283,846.65     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         390,847,864.77              0.00
                                AIO       418,347,864.77              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1          8,750,000.00              0.00
                                M2          6,250,000.00              0.00
                                B1          2,500,000.00              0.00
                                B2          6,000,000.00              0.00
                                B3          2,000,000.00              0.00
                                B4          2,000,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        418,347,864.77     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     407,627,838.26     2.160000% 126671NS1    35.513171      1.604630    827.191248
                           AIO   435,127,838.26     4.523180% 126671NW2     0.000000      3.280269    836.695562
Residual                   AR              0.00     0.000000% 126671NV4     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1      8,750,000.00     2.780000% 126671NT9     0.000000      2.393889  1,000.000000
                           M2      6,250,000.00     3.280000% 126671NU6     0.000000      2.824444  1,000.000000
                           B1      2,500,000.00     3.780000% 126671NX0     0.000000      3.255000  1,000.000000
                           B2      6,000,000.00     6.830000% 126671NY8     0.000000      5.881389  1,000.000000
                           B3      2,000,000.00     6.830000% 126671NZ5     0.000000      5.881389  1,000.000000
                           B4      2,000,000.00     6.830000% 126671PA8     0.000000      5.881389  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     435,127,838.26       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2002-BC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       418,347,864.77   418,347,864.77
Loan count                   3041             3041
Avg loan rate           8.578898%             8.58
Prepay amount       16,259,908.23    16,259,908.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       166,752.46       166,752.46
Sub servicer fees            0.00             0.00
Trustee fees             3,263.46         3,263.46


Agg advances                  N/A              N/A
Adv this period        427,919.09       427,919.09

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,000,002.00    10,000,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.680018%           100.000000%            407,627,838.26
   -----------------------------------------------------------------------------
   Junior            6.319982%             0.000000%             27,500,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         221                26,199,798.44
60 to 89 days                          76                 9,750,813.86
90 or more                             39                 4,218,904.81
Foreclosure                            67                 7,613,630.26

Totals:                               403                47,783,147.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              1,358,607.52
Current Total Outstanding Number of Loans:                                10

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           19,283,846.65         19,283,846.65
Principal remittance amount           16,779,973.49         16,779,973.49
Interest remittance amount             2,503,873.16          2,503,873.16